UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 7, 2010

BALLY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-4281	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd. Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders (the “Meeting”) of Bally Technologies, Inc. (the “Company”) held on December 7, 2010, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2010 Long Term Incentive Plan (the “Plan”) to:  (i) increase the number of shares available for issuance pursuant to awards granted under the Plan by 3,000,000; (ii) provide for a “fungible” share limit whereby shares which are subject to Incentive Bonuses (as defined in the Plan) or grants of restricted stock or restricted stock units (“RSUs”) shall count against the overall share limit as 1.75 shares for every share granted and (iii) provide that any shares which are subject to Incentive Bonuses or grants of restricted stock or RSUs made following the Meeting that again become available for grants are added back as 1.75 shares for every share granted.  Awards may be granted under the Plan to directors, employees and paid consultants of the Company or its subsidiaries.  A description of the material terms of the Plan and the Amendment was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 22, 2010, as supplemented on November 24, 2010.

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders

On December 7, 2010, the Company held its Annual Meeting of Stockholders, at which the following items were voted upon.

(1)           Election of Directors:

Nominee	For	Withheld
Jacques André	39,405,706	5,859,686
Richard Haddrill	44,923,486	341,906

There were no broker non-votes in the election of directors.

(2)                                 Approve the Amendment:

For	Against	Abstain
37,741,843	7,508,082	15,467

There were 4,070,096 broker non-votes on the proposal.

(3)                                 Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011:

For	Against	Abstain
47,655,566	1,666,336	13,586

There were no broker non-votes on the proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amendment to 2010 Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Mark Lerner
Mark Lerner
Senior Vice President, General Counsel and Secretary

Dated: December 10, 2010